UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 20, 2023

Date of Report (Date of earliest event reported)

(Commission File Number)	(Exact Name of Registrant as Specified in its Charter)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
001-10042	ATMOS ENERGY CORPORATION	Texas and Virginia	75-1743247
333-270078-01	ATMOS ENERGY KANSAS SECURITIZATION I, LLC	Delaware	92-1021026

ATMOS ENERGY CORPORATION 1800 Three Lincoln Centre 5430 LBJ Freeway Dallas, Texas 75240	ATMOS ENERGY KANSAS SECURITIZATION I, LLC 1800 Three Lincoln Centre 5430 LBJ Freeway Dallas, Texas 75240
(Address of Principal Executive Offices) (Zip Code)	(Address of Principal Executive Offices) (Zip Code)

(972) 934-9227	(972) 934-9227
(Registrant’s Telephone Number, Including Area Code)	(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, No Par Value	ATO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On June 20, 2023, Atmos Energy Kansas Securitization I, LLC (the “Issuing Entity”) issued $95,000,000 aggregate principal amount of its Series 2023-A Senior Secured Securitized Utility Tariff Bonds (the “Securitized Utility Tariff Bonds”), pursuant to an Indenture, dated as of June 20, 2023, by and among the Issuing Entity, U.S. Bank Trust Company, National Association, as Indenture Trustee (the “Indenture Trustee”), and U.S. Bank National Association, as Securities Intermediary (the “Securities Intermediary”), as supplemented by the Series Supplement (together, the “Indenture”), dated as of June 20, 2023, by and between the Issuing Entity, the Indenture Trustee and the Securities Intermediary. The Securitized Utility Tariff Bonds were offered pursuant to the Prospectus dated June 9, 2023 (the “Prospectus”). In connection with the issuance of the Securitized Utility Tariff Bonds, Atmos Energy Corporation and the Issuing Entity are filing the exhibits listed in Item 9.01, which are annexed hereto as exhibits to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Indenture by and among Atmos Energy Kansas Securitization I, LLC, U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary (including the form of the Bonds and the Series Supplement), dated as of June 20, 2023.

4.2	Series Supplement by and among Atmos Energy Kansas Securitization I, LLC and U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary, dated as of June 20, 2023.

5.1	Opinion of Sidley Austin LLP with respect to legality (filed as Exhibit 5.1 to Atmos Energy Corporation’s and Atmos Energy Kansas Securitization I, LLC’s Registration Statement on Form SF-1 filed on May 30, 2023 (Reg. Nos. 333-270078 and 333-270078-01) and incorporated herein by reference).

8.1	Opinion of Sidley Austin LLP with respect to federal tax matters (filed as Exhibit 8.1 to Atmos Energy Corporation’s and Atmos Energy Kansas Securitization I, LLC’s Registration Statement on Form SF-1 filed on May 30, 2023 (Reg. Nos. 333-270078 and 333-270078-01) and incorporated herein by reference).

10.1	Securitized Utility Tariff Property Servicing Agreement between Atmos Energy Kansas Securitization I, LLC and Atmos Energy Corporation, as Servicer, dated as of June 20, 2023.

10.2	Securitized Utility Tariff Property Purchase and Sale Agreement between Atmos Energy Kansas Securitization I, LLC and Atmos Energy Corporation, as Seller, dated as of June 20, 2023.

10.3	Administration Agreement between Atmos Energy Kansas Securitization I, LLC and Atmos Energy Corporation, as Administrator, dated as of June 20, 2023.

23.1	Consent of Sidley Austin LLP (included as part of its opinions as Exhibits 5.1 and 8.1)

99.1	Opinion of Sidley Austin LLP with respect to U.S. constitutional matters.

99.2	Opinion of Husch Blackwell LLP with respect to Kansas constitutional matters.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Dated: June 20, 2023

Atmos Energy Corporation

By:	/s/ Christopher T. Forsythe
Christopher T. Forsythe
Senior Vice President and Chief Financial Officer

Atmos Energy Kansas Securitization I, LLC

By:	/s/ Christopher T. Forsythe
Christopher T. Forsythe
Manager